VISTA TECHNOLOGIES INC.
                          STOCK OPTION AGREEMENT
                       UNDER 1994 STOCK OPTION PLAN
                  ______________________________________

                                          Date of Grant:  November 16, 1996

  VISTA TECHNOLOGIES INC., a Nevada corporation (the "Company"), hereby grants to ALLEN J. SIMON (the "Optionee"), pursuant to the 1994 Stock Option Plan of the Company (the "Plan"), a copy of which is appended hereto and made a part hereof as Schedule I, an option to purchase a total of FIVE HUNDRED THOUSAND (500,000) shares of Common Stock of the Company at a price of TWO DOLLARS SEVENTY-FIVE CENTS ($2.75) per share (subject to adjustment as provided in Section 6(i) of the Plan), on the terms and conditions set forth in the Plan and hereinafter. This option shall not be exercisable later than on NOVEMBER 16, 2001 (hereinafter referred to as the "Expiration Date"), except that the Expiration Date may be accelerated in certain events as provided in paragraph 6(f) of the Plan in the event of the death or disability of the Optionee and as provided in paragraph 6(e) of the Plan in the event of the Optionee's termination of employment by the Company.

  1. VESTING. Subject to the terms and conditions of this Agreement and the Plan, the shares subject this option shall be exercisable as follows:

(A) THE FIRST FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER FEBRUARY 16, 1997; AND

(B) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER MAY 16, 1997; AND

(C) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SEVEN (41,667) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER AUGUST 16, 1997; AND

(D) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER NOVEMBER 16, 1997; AND

(E) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER FEBRUARY 16, 1998; AND

(F) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SEVEN (41,667) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER MAY 16, 1998; AND

(G) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER AUGUST 16, 1998; AND

(H) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER NOVEMBER 16, 1998; AND

(I) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SEVEN (41,667) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER FEBRUARY 16, 1999; AND

(J) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER MAY 16, 1999; AND

(K) THE NEXT FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SIX (41,666) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER AUGUST 16, 1999; AND

(L) THE REMAINING FORTY-ONE THOUSAND SIX HUNDRED SIXTY-SEVEN (41,667) SHARES COVERED BY THIS OPTION MAY BE EXERCISED AT ANY TIME, IN WHOLE OR IN PART, FROM AND AFTER NOVEMBER 22, 1999;

PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THIS OPTION BE EXERCISABLE LATER THAN THE EXPIRATION DATE.

  2. TERMINATION. This option and all rights hereunder to the extent such rights shall not have been exercised shall terminate and become null and void if the Optionee ceases to be an employee of the Company or any Subsidiary (whether by resignation, retirement, dismissal, death or otherwise), except that: (a) in the event of the death or disability of the Optionee while an employee of the Company or any Subsidiary, this option only to the extent exercisable at the date of death or disability may be exercised within the applicable period of time by any persons indicated in Section 6(f) of the Plan; (b) in the event of the termination of employment of the Optionee while an employee of the Company or any Subsidiary, this option only to the extent exercisable at the date of such termination may be exercised prior to the expiration of ninety (90) from the date of such termination, and shall terminate in all other respects; provided, however, that in no event may this option be exercised after the Expiration Date. Notwithstanding the foregoing, this option may in no event be exercised by any one to any extent in the event of a voluntary dissolution, liquidation or winding up of the affairs of the Company or in the event of merger into, consolidation with, or sale or transfer of all or substantially all of the assets of the Company, except under the circumstances and pursuant to the terms and conditions of Section 6(h) of the Plan.

NOTWITHSTANDING THE FOREGOING, and pursuant to Section 6 of the Optionee's Employment Agreement with the Company dated November 1, 1996, in the event a Termination Without Cause or Constructive Discharge as defined in Sections 6(c) and 6(d) of said Employment Agreement shall occur, this option to the extent exercisable upon the expiration of a twelve month period following such event of Termination Without Cause or Constructive Discharge (i.e., as if the Optionee had remained employed for such twelve month period) may be exercised in whole or in part, at any time or from time to time, by the Optionee within such twelve month period in accordance with the terms and conditions of the Optionee's Employment Agreement and subject to the provision that the Optionee shall comply with obligations to render consulting services for such twelve month period as provided by Section 6(f) of the Employment Agreement.

  3. EXERCISE. This option is exercisable with respect to all, or from time to time with respect to any portion, of the shares then subject to such exercise, by delivering written notice of such exercise, in the form prescribed by the Stock Option Committee, to the principal office of the Secretary of the Company. Each such notice shall be accompanied by payment in full of the purchase price of such shares.

  4. NON-TRANSFERABLE. This option shall during the lifetime of the Optionee shall be exercisable only by the Optionee, and neither it nor any right thereunder shall be transferable except by will or laws of descent and distribution or by a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the option or any right thereunder, except as provided for herein, or in the event of the levy
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
of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the option by notice to the Optionee and the option shall thereupon become null and void.

  5.     MISCELLANEOUS.

         (a) Neither the granting of this option nor the exercise thereof shall be construed as conferring upon the Optionee any right to continue as an employee of, or consultant to, the Company or any Subsidiary, or as interfering with or restricting in any way the right of the Company or any Subsidiary to terminate such employment at any time.

         (b) Neither the Optionee, nor any person entitled to exercise its rights in the event of the death of the Optionee, shall have any of the rights of a stockholder with respect to the shares subject to the option, except to the extent that certificates for such shares shall have been issued upon exercise of the option as provided for herein.

         (c) The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of Common Stock subject to this option which results from the inability of the Company to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction all requisite authority to issue or transfer shares of Common Stock of the Company in satisfaction of this option if counsel for the Company deems such authority necessary for the lawful issuance or transfer of any such shares.

         (d) No Common Stock acquired by exercise of this option shall be sold or otherwise disposed of in violation of any federal or state securities law or regulation.

         (e) This option shall be exercised in accordance with such administrative regulations as the Stock Option Committee may from time to time adopt. All decisions of the Stock Option Committee upon any question arising under the Plan or under this instrument shall be conclusive and binding upon the Optionee and all other persons.

         (f) NOTWITHSTANDING ANYTHING TO THE CONTRARY OTHERWISE CONTAINED ABOVE, THE EXERCISABILITY OF THIS OPTION SHALL BE SUBJECT TO THE CONDITION THAT STOCKHOLDERS OF THE COMPANY SHALL HAVE APPROVED AND RATIFIED AN INCREASE IN THE NUMBER OF SHARES SUBJECT TO THE 1994 STOCK OPTION PLAN PRIOR TO FEBRUARY 6, 1997 SO THAT THE SHARES SUBJECT TO THIS OPTION SHALL HAVE BEEN DULY RESERVED FOR THE PLAN.

  IN WITNESS WHEREOF, this Stock Option Agreement has been executed on behalf of the Company as of the day and year first written above by the undersigned officers, thereunto duly authorized.

                                     VISTA TECHNOLOGIES INC.


[CORPORATE SEAL]
                                     By: /s/ Thomas A. Schultz
                                        ---------------------
                                        Thomas A. Schultz,
                                          President

By: /s/ William M. Curtis
    -------------------------------
    William M. Curtis, Secretary


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